UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Shockwave Medical, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your Vote Counts!
SHOCKWAVE MEDICAL, INC.
2021 Annual Meeting
Vote by June 24, 2021 11:59 PM ET
SHOCKWAVE MEDICAL, INC. 5403 BETSY ROSS DRIVE SANTA CLARA, CALIFORNIA 95054
D52536-P54437
You invested in SHOCKWAVE MEDICAL, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 25, 2021.
Get informed before you vote
View the Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Availability Notice and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 11, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote Virtually at the Meeting*
Point your camera here and June 25, 2021
10:00 AM PDT
vote without entering a control number
Virtually at: www.virtualshareholdermeeting.com/SWAV2021
*Please check the meeting materials for any special requirements for meeting attendance.
V1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Directors for a term expiring at the 2024 Annual Meeting of Stockholders
Nominees:
01) Antoine Papiernik For 02) Sara Toyloy
2. Ratification of the appointment of Ernst & Young LLP as Shockwave Medical, Inc.’s independent registered public accounting firm for fiscal year ending December 31, 2021. For
3. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers. For
4. To approve, on an advisory basis, whether the advisory vote on the compensation of the Company’s Named Executive
1 Year
Oficers should take place every one year, every two years or every three years.
NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D52537-P54437